UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04537

Liberty All-Star Growth Fund, Inc.
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Tane T. Tyler, General Counsel ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	January 1 - December 31, 2009

Item 1.  Reports to Stockholders.

ALL STAR®

LIBERTY ALL-STAR® GROWTH FUND

ASG

ANNUAL REPORT

2009

DECEMBER 31

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

•      A diversified, multi-managed portfolio of small, mid- and large cap growth stocks

•      Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

•      Access to institutional quality investment managers

•      Objective and ongoing manager evaluation

•      Active portfolio rebalancing

•      A quarterly fixed distribution policy

•      Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Contents

1                  President’s Letter

4                  Unique Fund Attributes

6                  Investment Managers/Portfolio Characteristics

7                  Manager Discussion

9                  Table of Distributions and Rights Offerings

10            Top 20 Holdings and Economic Sectors

11            Schedule of Investments

17            Statement of Assets and Liabilities

18            Statement of Operations

19            Statement of Changes in Net Assets

20            Financial Highlights

21            Notes to Financial Statements

25            Report of Independent Registered Public Accounting Firm

26            Approval of the Investment Advisory Contract

28            Automatic Dividend Reinvestment and Direct Purchase Plan

29            Tax Information

30            Directors and Officers

33            Privacy Policy

34            Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

LIBERTY ALL-STAR® GRowTh FUND

PRESIDENT’S LETTER

February 2010

Fellow Shareholders:

The broad market as measured by the S&P 500 Index rose 26.46 percent in 2009, its best calendar year return since 2003. Theories abound as to which direction equity markets will take in 2010, but investors were severely tested in 2008 and early 2009. Realizing the excellent equity returns generated in 2009 required investors to stay the course during a severe market decline for which decades of stock market history provided little perspective.

Equity markets improved dramatically as the year progressed in response to a combination of severely depressed prices and data that showed conditions were getting “less bad.” Credit conditions dramatically improved in response to the Federal Reserve’s historic quantitative easing initiative. The housing sector started to show some signs of life. Consumption, down in the fourth quarter of 2008, was up fractionally in the first quarter of 2009. Inventory liquidation moderated in the second quarter and as a result, second quarter GDP declined a moderate 0.7 percent and turned positive in the third quarter.

With conditions beginning to show signs of improvement by early March, forward-looking investors seized upon the compelling values created by the collapse in stock prices. By the end of the year their buying propelled the Russell 3000 Growth Index to a 67.46 percent gain off its March 9 low. After factoring in declines in January and February—leading to a 4.54 percent decline in the first quarter—the Russell 3000 Growth Index netted a gain of 37.01 percent for the full year, the best calendar year for the index since 1991.

For the year, Liberty All-Star Growth Fund returned 32.79 percent with shares valued at net asset value (NAV), 34.55 percent with shares valued at NAV with dividends reinvested and 40.84 percent with shares valued at market price (with dividends reinvested). Although these are strong absolute returns they were mixed relative to the 37.01 percent rise in the Russell 3000 Growth Index and the 38.12 percent gain in the Lipper Multi-Cap Growth Mutual Fund Average, the Fund’s primary benchmark. Off the March 9 low, the Fund’s NAV with dividends reinvested advanced 63.73 percent, while Fund shares valued at market price (with dividends reinvested) gained 82.19 percent. The Fund’s NAV reinvested return ranked in the 56th and 33rd percentiles within the Lipper Multi-Cap Growth Universe for the trailing one and three years, respectively. It is noteworthy that the Fund’s top third three year relative ranking encompasses the severe dislocations caused by the financial crisis that began back in the fall of 2007.

While the early stages of the market rebound during 2009 was driven in large part by lower quality stocks, we believe growth investors will increasingly focus on higher quality companies with sustainable growth potential, and that bodes well for the Fund.

Over the course of the year, the discount at which Fund shares traded relative to their underlying NAV ranged from 13.9 percent to 24.6 percent, the latter figure recorded in March. Thus, the discount narrowed, but remains stubbornly high. The discount is roughly in-line with discounts of other domestic equity closed-end funds and may reflect continuing risk aversion by individual investors. These data and other performance measures are included in the table accompanying this letter.

It has been traditional for us to include a manager roundtable discussion in our annual reports. This year, we are modifying that approach and asking each manager to provide their perspective on the investment environment based on their particular style and strategy. We believe

www.all-starfunds.com	ASG

you will find the comments of these leading investment managers to be both interesting and insightful. You will also notice the presence of a new large-cap growth style manager, Mazama Capital Management, Inc., which replaced Chase Investment Counsel Corporation effective December 21. Ronald A. Sauer, President, Chief Executive Officer and Chief Investment Officer of Mazama, represents the firm in this annual report feature, which begins on page 7. You will also notice that a proxy for the upcoming annual meeting of shareholders was enclosed with this annual report. We encourage you to take the time to read more about Mazama and vote your shares accordingly. A change in voting procedures requires that shareholders vote their own proxy in order to approve a change in one of the Fund’s investment managers, so we would appreciate and encourage you to vote your shares in a timely manner so that the Fund avoids additional mailing and soliciation costs.

We are pleased that the Fund demonstrated its value as a high quality, growth equity holding by allowing shareholders to meaningfully participate in the 2009 market rebound. We continue to believe that the Funds multi-manager structure provides a sound foundation for investing in small, mid- and large capitalization growth stocks. This view is further enhanced by the quality of the Fund’s three growth style investment managers. For our part, we at Liberty All-Star Growth Fund will continue to do our best to manage the Fund with the best long-term interests of shareholders first and foremost.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc.

ANNUAL REPoRTDEcEmBER 31, 2009

FUND STATISTICS AND SHORT-TERM PERFORMANCE

PERIODS ENDING DECEMBER 31, 2009

FUND STATISTICS:

Net Asset Value (NAV)	$4.00
Market Price	$3.36
Discount	16.0%

	Quarter	2009
Distributions	$0.06	$0.24
Market Price Trading Range	$2.95 to $3.40	$1.90 to $3.40
Discount Range	15.3% to 18.9%	13.9% to 24.6%

PERFORMANCE:

Shares Valued at NAV	5.73%		32.79%
Shares Valued at NAV with Dividends Reinvested	5.96%		34.55%
Shares Valued at Market Price with Dividends Reinvested	8.16%		40.84%
NASDAQ Composite Index	7.20%		45.36%
Russell 3000® Growth Index	7.65%		37.01%
S&P 500 Index	6.04%		26.46%
Lipper Multi-Cap Growth Mutual Fund Average*	6.36%		38.12%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	63	rd	56	th
Number of Funds in Category	486		459

LONG-TERM PERFORMANCE SUMMARY	ANNUALIZED RATES OF RETURN
PERIODS ENDING DECEMBER 31, 2009	3 YEARS		5 YEARS		9 YEARS

LIBERTY ALL-STAR GROWTH FUND, INC.

Shares Valued at NAV	(2.46)%		0.55%		(1.04)%
Shares Valued at NAV with Dividends Reinvested	(1.65)%		1.16%		(0.58)%
Shares Valued at Market Price with Dividends Reinvested	(5.40)%		(3.28)%		(0.95)%
NASDAQ Composite Index	(1.17)%		1.71%		(0.28)%
Russell 3000® Growth Index	(2.06)%		1.58%		(1.46)%
S&P 500 Index	(5.61)%		0.42%		0.00%
Lipper Multi-Cap Growth Mutual Fund Average*	(3.06)%		1.59%		(0.93)%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	33	rd	58	th	45	th
Number of Funds in Category	374		310		217

* Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Multi-Cap Growth Open-end Mutual Fund Universe.

Performance shown from the first full calendar year since restructure to a multi-cap growth fund. Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The Fund’s performance is calculated assuming that a shareholder exercised all primary rights in the Fund’s rights offerings. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000 Growth Index and the S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 34.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

LIBERTY ALL-STAR® GRowTh FUND

UNIqUE FUND ATTRIBUTES

Unique Attributes of Liberty All-Star Growth Fund

Several attributes help to make the Fund a core equity holding for investors seeking a diversified growth portfolio, income and the potential for long-term appreciation.

Multi-management for Individual Investors

Large institutional investors have traditionally employed multiple investment managers. With three investment managers investing across the full capitalization range of growth stocks, the Fund brings multi-management to individual investors.

Real-time Trading and Liquidity

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

Access to Institutional Managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

Monitoring and Rebalancing

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

Alignment and Objectivity

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Directors that is elected by and responsible to shareholders.

Distribution Policy

Since 1997, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 6 percent of the Fund’s net asset value (paid quarterly at 1.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

LIBERTY ALL-STAR® GRowTh FUND

INvESTmENT mANAGERS/PoRTFoLIo chARAcTERISTIcS

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 34 for a description of these indices.

PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 2009	MARKET CAPITALIZATION SPECTRUM
(UNAUDITED)	SMALL	LARGE

	RUSSELL GROWTH:
	Smallcap		Midcap		Largecap		M.A.						Total
	Index		Index		Index		Weatherbie		TCW		Chase		Fund
Number of Holdings	1275		492		623		60		60		38		150	*

Weighted Average Market Capitalization (billions)	$1.1		$6.6		$76.4		$2.1		$5.2		$80.6		$29.4

Average Five-Year Earnings Per Share Growth	17%		14%		15%		17%		35%		22%		24%

Dividend Yield	0.5%		1.0%		1.5%		0.3%		0.5%		1.6%		0.8%

Price/Earnings Ratio**	20	x	20	x	20	x	24	x	26	x	22	x	24	x

Price/Book Value Ratio	3.8	x	4.2	x	4.8	x	4.0	x	5.6	x	4.0	x	4.5	x

*                 Certain holdings are held by more than one manager.

**          Excludes negative earnings.

LIBERTY ALL-STAR® GRowTh FUND

mANAGER DIScUSSIoN

Manager perspectives: Past, present and future

The Fund’s three growth style investment managers look at markets in 2009 and 2010 through the lens of their capitalization focus.

MAZAMA CAPITAL MANAGEMENT, INC.

Portfolio Manager/Ronald A. Sauer

President, Chief Executive Officer
and Chief Investment Officer

Capitalization Focus/Large-Cap Growth — Mazama conducts in-depth research to discover companies that are gaining market share and accelerating their revenue and earnings growth rates. Research activities include detailed analysis of company financials, ongoing discussions with management, visits to company operations, and information gathered from vendors, suppliers and competitors.

From the perspective of your capitalization focus for Liberty All-Star Growth Fund, please give us your point of view on 2009.

Low investor expectations coupled with historical price-to-earnings multiple compression into early March 2009 ultimately presented a great opportunity for investors. Following the market low in early March, we experienced multiple expansion and upward earnings revisions for our portfolio holdings as our companies were able to grow earnings much faster than the overall market and with a greater velocity than anticipated by other investors. Providing an additional tailwind to our style of growth investing was a return to normalcy in the markets, highlighted by the fact that companies with stronger forward earnings growth characteristics had better stock price appreciation, on average, than did their slower growth counterparts.

Mazama’s portfolios remain focused on owning the fastest growing companies within our investable universe, as evidenced by the fact that 72 percent of our holdings have grown by at least double-digit rates. Combine that with the fact that 92 percent of the portfolio is invested in companies that beat earnings estimates during the most recent quarter, and you can see why we are optimistic about the outlook for 2010 and confident in our ability to identify some of the best growth companies in the investable universe.

What will you be focused on going into 2010, once again, from your own perspective?

As a growth manager, we remain laser-focused on identifying and owning only the best large cap growth companies in the universe. As a cornerstone of our process, we seek companies that are able to grow independently of the economic environment and possess the following attributes: 1) market share leadership in expanding addressable markets both in the U.S. and overseas; 2) recognizable, brandable products and services; 3) significant insider stock ownership; and 4) attracting and retaining top industry talent. We also seek companies with strong balance sheets and financial models that are able to provide investors with compelling returns on equity while delivering sustainable earnings growth.

As we look across the capitalization spectrum in the growth universe, we feel the Mazama large cap growth strategy is well positioned to perform, given valuations and expectations. Other supporting factors include the fact that many of these multi-national companies are less dependent on the debt markets for capital, and also that credit conditions for larger, high-quality companies have eased substantially. Another performance driver for Mazama is the diversification of our portfolio companies’ revenue base. Many of these companies have revenues ex-U.S. that are in excess of 50 percent, which will continue to be a positive in what we expect will be a soft U.S. dollar environment.

M.A. WEATHERBIE & CO., INC.

Portfolio Manager/Matthew A. Weatherbie, CFA

President and Founder

Capitalization Focus/Small-Cap Growth — M.A. Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

From the perspective of your capitalization focus for Liberty All-Star Growth Fund, please give us your point of view on 2009.

Our high quality smaller capitalization growth stocks enjoyed strong performance in 2009. We find this encouraging because, historically, our returns have underperformed in ebullient, lower quality markets, such as we had beginning with the March rebound. We believe this may be indicative of the severe recession in which our portfolio companies continued to preserve profits exceptionally well. We remain confident that they are positioned to grow considerably more rapidly than the average company over the course of an economic cycle.

Please summarize what produced the best results for you in 2009 and what, in retrospect, didn’t play out the way you thought.

We are bottom-up stock pickers and most of our companies performed well in 2009. For example, Thor Industries, Core Laboratories, VistaPrint, NATCO Group, Phillips-Van Heusen and Ulta Salon all appreciated more than 100 percent. We did have some holdings, like Kaydon Corp. and FLIR Systems, which lagged despite solid operational results. In addition, however, three small health care holdings—WuXi PharmaTech, CardioNet and SurModics—declined significantly in price due to greater than expected negative changes in the health care environment.

What will you be focused on going into 2010, once again, from your own perspective?

Our investment philosophy and process are unchanged. Our investment team continues to be very productive in unearthing exciting new high quality smaller cap growth stock investments. In the fourth quarter we purchased eight new stocks while selling six. We bought Concur Technologies, Dril-Quip, Graco, Huron Consulting, ICF International, II-VI Inc., Landstar System and VeriFone Holdings. We are confident that while they are in different businesses, each company has a robust business model and strong management, In addition, each meets our stringent growth, quality and valuation criteria.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Brendt Stallings, CFA

Managing Director

Capitalization Focus/Mid-Cap Growth — TCW seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW’s view, are not properly perceived by consensus research.

From the perspective of your capitalization focus for Liberty All-Star Growth Fund, please give us your point of view on 2009.

The market’s strong rebound in the second and third quarters of 2009 was a reversal of the first-quarter panic, and was driven by the extra fuel fed to it by the rapidly expanding money supply and related monetary and fiscal policies. For the rally to be durable, we will need to see follow-through in corporate earnings and revenue growth.

Evidence of just such growth continued through the fourth quarter, with rising S&P 500 earnings estimates indicating the first quarter of growth since 2007. Most indicators suggest the macroeconomic environment will be supportive of revenue growth in 2010. This is playing out as a garden variety economic recovery, despite the extraordinary events of 2008.

Please summarize what produced the best results for you in 2009 and what, in retrospect, didn’t play out the way you thought.

Our best stock selections in 2009 were in the technology and health care sectors. In health care, we largely avoided companies exposed directly to health care reform. Instead, several of our biotechnology and pharmaceutical holdings drove our returns. We benefitted from the strong rebound in technology in the second half of the year, as the market focused on the growth potential for our tech companies despite a weak economy. Our financial services holdings did not, for the most part, work out as we had hoped. The insurance industry did not see the recovery in pricing we expected, and we were not positioned for a rebound in troubled banks, having instead purchased better capitalized banks.

What will you be focused on going into 2010, once again, from your own perspective?

Despite our sanguine view of 2010, the macroeconomic and policy issues we are monitoring are weightier than any we recall encountering in our investing careers. First is the question of when, how and if the Fed will unwind the extraordinary steps it took in response to the financial crisis. Second is the current substitution of private sector leverage with public sector leverage and the distinct possibility this economic recovery is but a third bubble following the technology bubble, then the housing bubble, finally culminating in a public spending and borrowing bubble. Finally, there is the possible reorientation of the U.S. economy away from private sector consumption and toward savings and investment. All three of these interrelated issues—and others—have huge implications for inflation, the value of the dollar, economic growth and, most relevant to the All-Star portfolio, corporate earnings and equity valuations. But we are hardly alone in identifying—and losing sleep over—these issues. As is always the case, it may well be the unexpected that defines 2010, rather than the widely discussed issues above.

LIBERTY ALL-STAR® GRowTh FUND

TABLE oF DISTRIBUTIoNS AND RIGhTS oFFERINGS

		RIGHTS OFFERINGS
	PER SHARE	MONTH	SHARES NEEDED TO PURCHASE		SUBSCRIPTION
YEAR	DISTRIBUTIONS	COMPLETED	ONE ADDITIONAL SHARE		PRICE
1997	$1.24
1998	1.35	July	10		$12.41
1999	1.23
2000	1.34
2001	0.92	September	8		6.64
2002	0.67
2003	0.58	September	8	*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24

*                 The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

**          Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

LIBERTY ALL-STAR® GRowTh FUND

ToP 20 hoLDINGS AND EcoNomIc SEcToRS (UNAUDITED)

December 31, 2009

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Core Laboratories N.V.	1.64%
Google, Inc., Class A	1.59
Strayer Education, Inc.	1.58
Apple, Inc.	1.52
Visa, Inc., Class A	1.50
The Blackstone Group LP	1.39
China Mobile Ltd.	1.36
ANSYS, Inc.	1.33
Microsoft Corp.	1.31
PepsiCo, Inc.	1.24
Capella Education Co.	1.22
Resources Connection, Inc.	1.21
EMC Corp.	1.18
Abbott Laboratories	1.15
Salesforce.com, Inc.	1.13
Masimo Corp.	1.10
Applied Materials, Inc.	1.09
Signature Bank	1.07
NVIDIA Corp.	1.05
The Boeing Co.	1.04
25.70%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	26.48%
Industrials	18.04
Health Care	14.74
Consumer Discretionary	13.90
Financials	11.24
Energy	8.14
Consumer Staples	2.57
Telecommunication Services	1.64
Materials	0.89
Utilities	0.56
Other Net Assets	1.80
100.00%

*                 Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® GRowTh FUND

SchEDULE oF INvESTmENTS

as of December 31, 2009

	SHARES	MARKET VALUE
COMMON STOCKS (98.20%)

„CONSUMER DISCRETIONARY (13.90%)
Automobiles (0.62%)
Thor Industries, Inc.	23,613	$741,448

Distributors (0.92%)
LKQ Corp.(a)	56,710	1,110,949

Diversified Consumer Services (3.70%)
Capella Education Co.(a)	19,567	1,473,395
Education Management Corp.(a)	27,600	607,476
K12, Inc.(a)	23,170	469,656
Strayer Education, Inc.	8,946	1,900,936
		4,451,463
Hotels, Restaurants & Leisure (3.11%)
BJ’s Restaurants, Inc.(a)	36,423	685,481
Chipotle Mexican Grill, Inc., Class A(a)	2,970	261,835
Ctrip.com International Ltd.(a)(b)	5,020	360,737
Las Vegas Sands Corp.(a)	48,500	724,590
Life Time Fitness, Inc.(a)	16,957	422,738
McDonald’s Corp.	15,100	942,844
Wynn Resorts Ltd.	6,000	349,380
		3,747,605
Internet & Catalog Retail (1.02%)
Amazon.com, Inc.(a)	9,100	1,224,132

Media (0.35%)
DreamWorks Animation SKG, Inc., Class A(a)	10,600	423,470

Multi-Line Retail (0.25%)
Dollar Tree, Inc.(a)	6,221	300,474

Specialty Retail (2.78%)
Best Buy Co., Inc.	31,600	1,246,936
Hibbett Sports, Inc.(a)	31,584	694,532
The Home Depot, Inc.	13,500	390,555
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	55,642	1,010,459
		3,342,482
Textiles, Apparel & Luxury Goods (1.15%)
NIKE, Inc., Class B	12,600	832,482
Phillips-Van Heusen Corp.	13,706	557,560
		1,390,042
„CONSUMER STAPLES (2.57%)
Beverages (1.95%)
Hansen Natural Corp.(a)	22,127	849,677
PepsiCo, Inc.	24,600	1,495,680
		2,345,357
Household Products (0.62%)
The Procter & Gamble Co.	12,300	745,749

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

„ENERGY (8.14%)
Energy Equipment & Services (5.92%)
CARBO Ceramics, Inc.	10,670	$727,374
Core Laboratories N.V.	16,737	1,976,975
Dril-Quip, Inc.(a)	8,607	486,123
IHS, Inc.(a)	19,069	1,045,172
National-Oilwell Varco, Inc.	19,100	842,119
Oceaneering International, Inc.(a)	17,000	994,840
Schlumberger Ltd.	6,000	390,540
Smith International, Inc.	24,500	665,665
		7,128,808
Oil, Gas & Consumable Fuels (2.22%)
Contango Oil & Gas Co.(a)	11,600	545,316
Petroleo Brasileiro S.A.(b)	12,500	596,000
Southwestern Energy Co.(a)	19,700	949,540
Ultra Petroleum Corp.(a)	11,600	578,376
		2,669,232
„FINANCIALS (11.24%)
Capital Markets (4.17%)
Affiliated Managers Group, Inc.(a)	12,191	821,064
BlackRock, Inc.	3,500	812,700
The Blackstone Group LP	127,600	1,674,112
GFI Group, Inc.	123,007	562,142
The Goldman Sachs Group, Inc.	2,400	405,216
optionsXpress Holdings, Inc.	48,076	742,774
		5,018,008
Commercial Banks (1.07%)
Signature Bank(a)	40,570	1,294,183

Consumer Finance (1.50%)
Visa, Inc., Class A	20,600	1,801,676

Diversified Financial Services (2.39%)
IntercontinentalExchange, Inc.(a)	5,200	583,960
JPMorgan Chase & Co.	9,400	391,698
MSCI, Inc.(a)	36,051	1,146,422
Portfolio Recovery Associates, Inc.(a)	16,957	761,030
		2,883,110
Insurance (0.86%)
ACE Ltd.(a)	16,100	811,440
Tower Group, Inc.	9,585	224,385
		1,035,825
Real Estate Management & Development (0.42%)
China Real Estate Information Corp.(a)(b)	45,863	503,575

Thrifts & Mortgage Finance (0.83%)
Northwest Bancshares, Inc.	35,200	398,464
People’s United Financial, Inc.	36,000	601,200
		999,664

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

„HEALTH CARE (14.74%)
Biotechnology (4.50%)
Amylin Pharmaceuticals, Inc.(a)	43,000	$610,170
BioMarin Pharmaceutical, Inc.(a)	35,344	664,821
Celgene Corp.(a)	16,400	913,152
Genzyme Corp.(a)	14,400	705,744
Gilead Sciences, Inc.(a)	21,300	921,864
Human Genome Sciences, Inc.(a)	28,000	856,800
InterMune, Inc.(a)	14,900	194,296
Martek Biosciences Corp.(a)	17,711	335,446
Medivation, Inc.(a)	5,800	218,370
		5,420,663
Health Care Equipment & Supplies (4.17%)
Accuray, Inc.(a)	27,962	156,867
Baxter International, Inc.	14,000	821,520
Intuitive Surgical, Inc.(a)	4,000	1,213,280
Masimo Corp.(a)	43,441	1,321,475
ResMed, Inc.(a)	19,207	1,003,950
Thoratec Corp.(a)	18,800	506,096
		5,023,188
Health Care Providers & Services (2.33%)
Lincare Holdings, Inc.(a)	30,385	1,127,891
PSS World Medical, Inc.(a)	28,557	644,532
VCA Antech, Inc.(a)	41,625	1,037,295
		2,809,718
Life Sciences Tools & Services (1.06%)
Charles River Laboratories International, Inc.(a)	12,270	413,376
Thermo Fisher Scientific, Inc.(a)	18,100	863,189
		1,276,565
Pharmaceuticals (2.68%)
Abbott Laboratories	25,700	1,387,543
Mylan, Inc.(a)	43,200	796,176
Teva Pharmaceutical Industries Ltd.(b)	14,500	814,610
XenoPort, Inc.(a)	12,400	230,144
		3,228,473
„INDUSTRIALS (18.04%)
Aerospace & Defense (3.82%)
Aerovironment, Inc.(a)	16,800	488,544
The Boeing Co.	23,100	1,250,403
HEICO Corp.	14,301	633,963
Spirit AeroSystems Holdings, Inc.(a)	37,700	748,722
Stanley, Inc.(a)	21,136	579,338
TransDigm Group, Inc.	18,882	896,706
		4,597,676
Air Freight & Logistics (1.36%)
C.H. Robinson Worldwide, Inc.	14,200	833,966
Expeditors International of Washington, Inc.	23,200	805,736
		1,639,702

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Commercial Services & Supplies (7.12%)
American Reprographics Co.(a)	55,832	$391,382
Clean Harbors, Inc.(a)	15,100	900,111
Huron Consulting Group, Inc.(a)	8,237	189,781
ICF International, Inc.(a)	3,961	106,155
Monster Worldwide, Inc.(a)	52,286	909,776
Quanta Services, Inc.(a)	34,400	716,896
Resources Connection, Inc.(a)	68,458	1,452,679
Ritchie Bros. Auctioneers, Inc.	23,690	531,367
Robert Half International, Inc.	19,700	526,581
Stantec, Inc.(a)	8,498	1,107,587
Stericycle, Inc.(a)	11,940	658,730
Waste Connections, Inc.(a)	32,394	1,079,368
		8,570,413
Electrical Equipment (2.48%)
ABB Ltd. (a)(b)	55,700	1,063,870
First Solar, Inc.(a)	4,100	555,140
II-VI, Inc.(a)	13,442	427,456
Rockwell Automation, Inc.	20,100	944,298
		2,990,764
Machinery (2.33%)
Cummins, Inc.	16,800	770,448
Deere & Co.	7,800	421,902
Graco, Inc.	6,593	188,362
Kaydon Corp.	7,263	259,725
Kennametal, Inc.	29,700	769,824
Wabtec Corp.	9,700	396,148
		2,806,409
Road & Rail (0.25%)
Landstar System, Inc.	7,615	295,233

Trading Companies & Distributors (0.68%)
Fastenal Co.	19,738	821,890

„INFORMATION TECHNOLOGY (26.48%)
Communications Equipment (3.53%)
Cisco Systems, Inc.(a)	51,400	1,230,516
Polycom, Inc.(a)	42,061	1,050,263
QUALCOMM, Inc.	26,400	1,221,264
Research In Motion Ltd.(a)	11,000	742,940
		4,244,983
Computers & Peripherals (2.69%)
Apple, Inc.(a)	8,670	1,828,156
EMC Corp.(a)	81,125	1,417,254
		3,245,410
Electronic Equipment & Instruments (1.23%)
FLIR Systems, Inc.(a)	24,149	790,155
National Instruments Corp.	23,676	697,258
		1,487,413

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Internet Software & Services (4.87%)
Akamai Technologies, Inc.(a)	35,300	$894,149
Baidu, Inc.(a)(b)	1,800	740,214
comScore, Inc.(a)	19,632	344,542
Digital River, Inc.(a)	19,400	523,606
Google, Inc., Class A(a)	3,090	1,915,738
Mercadolibre, Inc.(a)	7,837	406,505
VistaPrint Ltd.(a)	18,289	1,036,255
		5,861,009
IT Services (1.27%)
Alliance Data Systems Corp.(a)	9,100	587,769
SRA International, Inc.(a)	16,289	311,120
VeriFone Holdings, Inc.(a)	38,234	626,273
		1,525,162
Semiconductors & Semiconductor Equipment (4.89%)
Applied Materials, Inc.	94,300	1,314,542
Avago Technologies Ltd.(a)	37,720	689,899
Cavium Networks, Inc.(a)	34,488	821,849
FormFactor, Inc.(a)	19,730	429,325
Hittite Microwave Corp.(a)	16,096	655,912
Intel Corp.	35,100	716,040
NVIDIA Corp.(a)	67,390	1,258,845
		5,886,412
Software (8.00%)
ANSYS, Inc.(a)	36,880	1,602,805
Concur Technologies, Inc.(a)	10,468	447,507
Electronic Arts, Inc.(a)	37,700	669,175
Longtop Financial Technologies Ltd.(a)(b)	16,900	625,638
Microsoft Corp.	51,900	1,582,431
Oracle Corp.	47,100	1,155,834
Perfect World Co. Ltd.(a)(b)	10,600	418,064
Salesforce.com, Inc.(a)	18,400	1,357,368
Solera Holdings, Inc.	22,926	825,565
VMware, Inc.(a)	22,460	951,855
		9,636,242
„MATERIALS (0.89%)
Chemicals (0.49%)
CF Industries Holdings, Inc.	6,500	590,070

Metals & Mining (0.40%)
BHP Billiton Ltd.(b)	6,300	482,454

„TELECOMMUNICATION SERVICES (1.64%)
Diversified Telecommunication (0.28%)
Cbeyond, Inc.(a)	21,453	337,885

Wireless Telecommunication Services (1.36%)
China Mobile Ltd.(b)	35,200	1,634,336

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

„UTILITIES (0.56%)
Electric Utilities (0.56%)
ITC Holdings Corp.	12,976	$675,920

TOTAL COMMON STOCKS (COST OF $112,523,235)		118,245,242

	PAR VALUE
SHORT TERM INVESTMENT (1.84%)

„REPURCHASE AGREEMENT (1.84%)
Repurchase agreement with State Street Bank & Trust Co., dated 12/31/09, due 01/04/10 at 0.005%, collateralized by several Fannie Mae instruments with various maturity dates, market value of $2,261,044 (Repurchase proceeds of $2,213,001) (COST OF $2,213,000)	$2,213,000	2,213,000

TOTAL INVESTMENTS (100.04%) (COST OF 114,736,235)(C)		120,458,242
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.04%)		(47,715)
NET ASSETS (100.00%)		$120,410,527
NET ASSET VALUE PER SHARE (30,080,350 SHARES OUTSTANDING)		$4.00

Notes to Schedule of Investments:

(a)         Non-income producing security.

(b)         American Depositary Receipt.

(c)          Cost of investments for federal income tax purposes is $114,937,387.

Gross unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$15,025,939
Gross unrealized depreciation	(9,505,084)
Net unrealized appreciation	$5,520,855

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

LIBERTY ALL-STAR® GRowTh FUND

STATEmENT oF ASSETS AND LIABILITIES

December 31, 2009

ASSETS:

Investments at market value (cost $114,736,235)	$120,458,242
Cash	989
Receivable for investment securities sold	2,045,291
Dividends and interest receivable	30,664
Foreign tax reclaim	4,348
Prepaid and other assets	4,404

TOTAL ASSETS	122,543,938

LIABILITIES:

Payable for investment securities purchased	134,143
Distributions payable to shareholders	1,804,821
Investment advisory fees payable	80,863
Payable for administration, pricing and bookkeeping fees	25,525
Accrued expenses	88,059

TOTAL LIABILITIES	2,133,411

NET ASSETS	$120,410,527

NET ASSETS REPRESENTED BY:

Paid-in capital (authorized 60,000,000 shares at $ 0.10 Par; 30,080,350 shares outstanding)	$122,275,081
Accumulated net realized loss on investments	(7,586,561)
Net unrealized appreciation on investments	5,722,007

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF COMMON STOCK ($4.00 PER SHARE)	$120,410,527

See Notes to Financial Statements

LIBERTY ALL-STAR® GRowTh FUND

STATEmENT oF oPERATIoNS

Year Ended December 31, 2009

INVESTMENT INCOME:

Dividends		$881,002
Interest		256

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $10,565)		881,258

EXPENSES:

Investment advisory fee	$826,047
Administrative fee	206,512
Pricing and bookkeeping fees	67,025
Audit fee	24,578
Custodian fee	30,213
Directors’ fees and expenses	66,572
Insurance expense	8,978
Legal fees	106,230
NYSE fee	33,513
Shareholder communication expenses	56,881
Transfer agent fees	53,891
Miscellaneous expenses	2,140

TOTAL EXPENSES		1,482,580

NET INVESTMENT LOSS		(601,322)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

Net realized loss on investment transactions		(1,607,219)

Net unrealized appreciation/(depreciation) on investments:
Beginning of year	(26,993,233)
End of year	5,722,007

Net change in unrealized depreciation		32,715,240

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$30,506,699

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
OPERATIONS:

Net investment loss	$(601,322)	$(1,001,538)
Net realized loss on investment transactions	(1,607,219)	(5,257,785)
Net change in unrealized appreciation/(depreciation)	32,715,240	(60,878,426)
Net increase/(decrease) in net assets resulting from operations	30,506,699	(67,137,749)

DISTRIBUTIONS DECLARED FROM:

Net realized gain on investments	—	(647,857)
Tax return of capital	(7,157,268)	(12,935,569)
Total distributions	(7,157,268)	(13,583,426)

CAPITAL TRANSACTIONS:

Dividend reinvestments	1,531,661	4,541,263
Total increase/(decrease) in net assets	24,881,092	(76,179,912)

NET ASSETS:

Beginning of year	95,529,435	171,709,347
End of year	$120,410,527	$95,529,435

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$3.24	$6.03	$5.69	$5.97	$6.29

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)	(0.03)	(0.03)	(0.04)	(0.04)
Net realized and unrealized gain/(loss) on investments	1.02	(2.29)	0.98	0.35	0.30
Total From Investment Operations	1.00	(2.32)	0.95	0.31	0.26

LESS DISTRIBUTIONS FROM:
Net realized gain on investments	—	(0.02)	(0.61)	(0.47)	(0.11)
Tax return of capital	(0.24)	(0.45)	—	(0.12)	(0.47)
Total Distributions	(0.24)	(0.47)	(0.61)	(0.59)	(0.58)
Net asset value at end of year	$4.00	$3.24	$6.03	$5.69	$5.97
Market price at end of year	$3.36	$2.60	$5.96	$5.37	$5.44

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(a)
Based on net asset value	34.6%	(40.0)%	17.9%	6.4%	4.6%
Based on market price	40.8%	(51.3)%	23.5%	10.2%	(9.3)%

RATIO AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$120	$96	$172	$157	$163
Ratio of expenses to average net assets(b)	1.44%	1.46%	1.28%	1.40%	1.35%
Ratio of net investment loss to average net assets(b)	(0.58)%	(0.74)%	(0.51)%	(0.73)%	(0.78)%
Portfolio turnover rate	135%	97%	60%	52%	46%

(a)         Calculated assuming all distributions reinvested at actual reinvestment price. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(b)         The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

NOTE 1. ORGANIZATION

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors.

Foreign Securities

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following the three-tier hierarchy established by the Financial Accounting Standards Board (“FASB”). Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

LIBERTY ALL-STAR® GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009.

Valuation Inputs	Investments in Securities
Level 1-Quoted Prices
Common Stocks	$118,245,242
Level 2-Other Significant Observable Inputs
Short Term Investment	2,213,000
Level 3-Significant Unobservable Inputs	0
Total	$120,458,242

For the year ended December 31, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

In accordance with ASC 740 “Accounting for Uncertainty in Income Taxes,” (formerly FIN 48), the financial statement effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of ASC 740. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2006 through December 31, 2009 for the federal jurisdiction and for the years ended December 31, 2006 through December 31, 2009 for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncements

In June 2009, the FASB issued [FASB ASC 105 (formerly FASB Statement No. 168)], establishing the FASB Accounting Standards CodificationTM (ASC) as the source of authoritative generally accepted accounting principles (GAAP) to be applied by nongovernmental entities. FASB ASC 105 is effective for annual and interim periods ending after September 15, 2009, and the Company has updated its references to GAAP in this report in accordance with the provisions of this pronouncement. The implementation of FASB ASC 105 did not have a material effect on its financial position or results of operations.

In April 2009, the FASB issued [FASB ASC 820-10-65 (formerly FASB Staff Position No. FAS 157-4)], Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This standard applies to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements, with certain defined exceptions, and provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. ASC 820-10-65 is effective for interim reporting periods ending after June 15, 2009. The implementation of ASC 820-10-65 did not have a material effect on the Company’s financial position or results of operations.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the

LIBERTY ALL-STAR® GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net	Accumulated Net
Investment Income	Realized Gain	Paid-In Capital
$601,322	$1	$(601,323)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of distributions paid during the year ended December 31, 2009 and December 31, 2008 was as follows:

	12/31/09	12/31/08
Distributions paid from:
Ordinary income	$—	$1,705
Long-term capital gain	—	646,152
	—	647,857
Tax return of capital	7,708,298	10,579,718
	$7,708,298	$11,227,575

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any to the extent permitted by the Internal Revenue Code:

Year of	Capital Loss
Expiration	Carryforward
2017	$7,385,274

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Accumulated	Net Unrealized	Other Cumulative Effect
Capital Losses	Appreciation	of Timing Differences
$(7,385,274)	$5,520,855	$(135)

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”), serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Pricing and Bookkeeping Fees

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $300 million	0.20%
Over $300 million	0.18%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

LIBERTY ALL-STAR® GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits, if applicable, are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $136,509,821 and $143,158,789, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the years ended December 31, 2009 and December 31, 2008 distributions in the amount of $1,531,661 and $4,541,263, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 632,213 and 961,530 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. SUBSEQUENT EVENTS

The Advisor has evaluated the possibility of subsequent events existing in this report through February 18, 2010. The Advisor has determined that there are no material events that would require recognition or disclosure in this report through this date.

LIBERTY ALL-STAR® GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF LIBERTY ALL-STAR GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Liberty All-Star Growth Fund, Inc. (the “Fund”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended December 31, 2006, were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty All-Star Growth Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 18, 2010

Denver, Colorado

LIBERTY ALL-STAR® GROWTH FUND

APPROVAL OF THE INVESTMENT ADVISORY CONTRACT (UNAUDITED)

BOARD CONSIDERATION OF THE NEW INVESTMENT ADVISORY CONTRACT

After evaluation, ALPS Advisors Inc. (“AAI”) deemed it in the best interest of the Growth Fund to terminate Chase Investment Counsel Corporation (“Chase”), a portfolio manager of the Growth Fund since January 2, 2008, and to replace Chase with Mazama Capital Management, Inc. (“Mazama”).

At its meeting on December 17, 2009, the Growth Fund’s Board of Directors, including all of the Disinterested Directors, approved a New Agreement between Growth Fund, AAI and Mazama. Before approving the New Agreement, the Directors considered management’s recommendations as to the approval of the New Agreement. As part of the Board’s approval process, legal counsel to the Disinterested Directors requested certain information from Mazama and the Directors received reports from Mazama that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Directors with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

In voting to approve the New Agreement, the Board considered the overall fairness of the Agreement and the factors it deemed relevant with respect to the Growth Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Growth Fund under the New Agreement; (2) Mazama’s investment performance for comparably managed accounts; (3) the fees paid by the Fund and the fees charged by Mazama to other clients, as applicable; (4) the profitability and costs of the services provided; and (5) the effect of changes in the Growth Fund’s asset levels on the fee paid to Mazama by AAI and overall expense ratios (economies of scale).

The Board did not consider any single factor or particular information that was most relevant to its consideration to approve the New Agreement and each Director may have afforded different weight to the various factors.

Nature, Extent and Quality of Services. The Board considered information regarding Mazama’s investment philosophy and process. In addition, the Board reviewed the background and experience of the personnel who would be responsible for managing the large cap growth portion of the Growth Fund’s portfolio. The Board also considered Mazama’s compliance program and compliance records. The Board concluded that the nature, extent and quality of the services to be provided by Mazama were consistent with the terms of the New Agreement and that the Growth Fund was likely to benefit from services provided by Mazama under the New Agreement.

Investment Performance. The Board considered Mazama’s large cap investment performance relative to the Russell 1000® Growth Index and a comparable institutional peer group. The Board considered that as of September 30, 2009 Mazama’s Focused Large Cap Growth Composite outperformed the Russell 1000® Growth Index since inception of the composite on December 1, 2008. The Board also considered the favorable performance of the Mazama Growth composite, a strategy that shares the same growth equity orientation and investment process and shows a longer track record. The Board also considered that both composites ranked favorably to their respective institutional peer group. The Board concluded that Mazama’s large cap investment performance has been reasonable.

Fees and Expenses. The Board considered that the fee to be paid to Mazama under the New Agreement is the same as the fee paid to Chase. The Board noted that the fee is less than the fee that Mazama charges for managing a comparably-sized institutional separate account. The Board also noted that the fee schedule for the New Agreement has breakpoints at which the fee rate declines as the Growth Fund’s assets increase above the breakpoint. The Board concluded that the fees payable to Mazama under the New Agreement were reasonable in relation to the nature and quality for the services expected to be provided, taking into account the fee rates that Mazama charges to other clients.

Profitability and Costs of Services. The Board considered that the fee rate to be paid to Mazama for managing the Growth Fund would be the lowest rate that Mazama offers for comparable clients and that the amount of the fee would decline as the Growth Fund increases in size. The Board considered that the fee under the New Agreement would be paid to Mazama by AAI, not the Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Growth Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Growth Fund than Mazama’s costs and profitability. The Board noted that it would be considering AAI’s costs and profitability in connection with its review of the Growth Fund’s Management Agreement in 2010.

Economies of Scale. The Board also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that Mazama might receive in connection with its association with the Fund. In addition, the Board acknowledged that Mazama’s well-established stand-alone management relationships independent of the Growth Fund and the regulatory risks Mazama would assume in connection with the management of the Fund. The Board concluded that the fee schedule reflects economies of scale that may be realized by Mazama as the Growth Fund’s assets increase.

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Growth Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Growth Fund that they approve the New Agreement.

The Growth Fund shareholders are being asked to approve the New Agreement at a meeting of shareholders on April 29, 2010, the results of which will be published in the June 30, 2010 semi-annual report.

LIBERTY ALL-STAR® GROWTH FUND

AUTOMATIC DIVIDEND REINVESTMENT AND DIRECT PURCHASE PLAN (UNAUDITED)

As of December 1, 2009, the Plan was revised to reflect current processes at the Plan Agent. The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

LIBERTY ALL-STAR® GROWTH FUND

TAX INFORMATION (UNAUDITED)

All 2009 distributions whether received in cash or shares of the Fund consist of return of capital.

The table below details the breakdown of each 2009 distribution for federal income  tax purposes.

TAX STATUS OF 2009 DISTRIBUTIONS

				LONG-TERM
	AMOUNT	ORDINARY DIVIDENDS		CAPITAL	RETURN OF
DATE PAID	PER SHARE	QUALIFIED	NON-QUALIFIED	GAINS	CAPITAL
1/02/09*	$0.08	—	—	—	100%
3/16/09	$0.08	—	—	—	100%
6/22/09	$0.05	—	—	—	100%
9/14/09	$0.05	—	—	—	100%
1/04/10**	$0.06	—	—	—	—

*                 Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2009.

**          Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2010.

TAX DESIGNATIONS

The Fund designates the following amounts for the fiscal year ended December 31, 2009:

Qualified Dividend Income	0.00%

Corporate Dividends Received Deduction	0.00%

LIBERTY ALL-STAR® GROWTH FUND

DIRECTORS AND OFFICERS (UNAUDITED)

The names of the Directors and Officers of the Liberty All-Star Growth Fund, Inc., the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED DIRECTORS

			NUMBER OF
			PORTFOLIOS IN
	POSITION WITH GROWTH		FUND COMPLEX
NAME AND	FUND, LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING	OVERSEEN BY	OTHER
ADDRESS*	AND TERM OF OFFICE	PAST FIVE YEARS	DIRECTOR	DIRECTORSHIPS HELD

John A. Benning (Age 75)	Director Since 2002; Term expires 2011	Retired	2	Trustee, Liberty All-Star Equity Fund (since 2002).

Thomas W. Brock (Age 62)	Director Since 2005; Term expires 2012	CEO, StoneHarbor Investment Partners LP (since April, 2006); Adjunct Professor, Columbia University Graduate School of Business (since September, 1998)	2	Trustee, Liberty All-Star Equity Fund (since 2005 ); Trustee and Chairman, Stone Harbor Investment Funds (since 2007).

George R. Gaspari (Age 69)	Director Since 2006; Term Expires 2010	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999); Trustee, Liberty All-Star Equity Fund (since 2006).

Richard W. Lowry (Age 73)	Director Since 1994; Term Expires 2010; Chairman since 2004	Private Investor (since 1987)	2	Trustee and Chairman, Liberty All-Star Equity Fund (since 1986).

John J. Neuhauser (Age 66)	Director Since 1998; Term Expires 2012	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Liberty All-Star Equity Fund (since 1998); Trustee, Columbia Funds Series Trust I (66 funds).

Richard C. Rantzow (Age 71)	Director Since 2006; Term expires 2011	Retired; Chairman of the Board of First Funds (from 1992 to July, 2006)	2	Trustee, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006); Trustee, Liberty All-Star Equity Fund (since 2006).

*                      The address for all Directors and Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

LIBERTY ALL-STAR® GROWTH FUND

DIRECTORS AND OFFICERS (UNAUDITED)

INTERESTED DIRECTOR

NAME AND	POSITION WITH GROWTH FUND, LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY	OTHER
ADDRESS*	AND TERM OF OFFICE	PAST FIVE YEARS	DIRECTOR	DIRECTORSHIPS HELD

Edmund J. Burke (Age 49)**	Director Since 2006; Term expires 2012	CEO and a Director of ALPS Holdings, Inc. (since 2005); Director, ALPS Advisors (since 2001), ALPS Distributors, Inc. (since 2000) and ALPS (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005)	2

President (since 2001), Trustee and Chairman (since 2009), Financial Investors Trust; President, Reaves Utility Income Fund (since 2004); President, Financial Investors Variable Trust (since 2006); Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006); Trustee, Liberty All-Star Equity Fund (since 2006).

OFFICERS

NAME AND	POSITION WITH	YEAR FIRST ELECTED OR
ADDRESS*	GROWTH FUND	APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

William R. Parmentier, Jr. (Age 57)	President	1999

Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April, 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (Age 45)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January, 1999). Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006).

Edmund J. Burke (Age 49)	Vice President	2006	Director of ALPS (since 2005), Director of ALPS Advisors (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005). See above for other Directorships held.

*	The address for all Directors and Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.
**	Mr. Burke is an “interested person” of the Fund as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisors.

LIBERTY ALL-STAR® GROWTH FUND

DIRECTORS AND OFFICERS (UNAUDITED)

NAME AND	POSITION WITH	YEAR FIRST ELECTED OR
ADDRESS*	GROWTH FUND	APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Jeremy O. May (Age 39)	Treasurer	2006

Mr. May is a President and Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Liberty All-Star Equity Fund, Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors, and is Chairman of the Audit Committee, of the University of Colorado Foundation.

Kimberly R. Storms (Age 37)	Assistant Treasurer	2006

Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Equity Fund, and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc. She is Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust. Ms. Storms was previously Assistant Treasurer of the Clough Global Equity, Clough Global Allocation, Clough Global Opportunities and Reaves Utility Income Funds.

Melanie H. Zimdars (Age 33)	Chief Compliance Officer	2009

Deputy Chief Compliance Officer with ALPS Fund Services, Inc. since September 2009. Principal Financial Officer, Treasurer and Secretary, Wasatch Funds, February 2007 to December 2008. Assistant Treasurer, Wasatch Funds, November 2006 to February 2007. Senior Compliance Officer, Wasatch Advisors, Inc., 2005 to 2008. Ms. Zimdars is currently the CCO for Liberty All-Star Equity Fund, Financial Investors Variable Insurance Trust, ALPS ETF Trust and ALPS Variable Insurance Trust.

Stephanie Barres (Age 43)	Secretary	2008	Ms. Barres is Senior Paralegal with ALPS, since 2005. Secretary, Liberty All-Star Growth Fund, Inc. since December 2008. Director, Broker Dealer Compliance, INVESCO Funds Group, Inc., 1997-2004.

*   The address for all Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

LIBERTY ALL-STAR® GROWTH FUND

PRIVACY POLICY (UNAUDITED)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•                  Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;

•                  Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and

•                  Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•                  To respond to a subpoena or court order, judicial process or regulatory inquiry;

•                  To report suspicious transactions to government agencies and law enforcement officials;

•                  To protect against fraud;

•                  To provide products and services with the consent or the direction of a customer; or

•                  In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisors, Inc.

Attn: Compliance Department

1290 Broadway, Suite 1100

Denver, CO 80203

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

LIBERTY ALL-STAR® GROWTH FUND

DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES (UNAUDITED)

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000 companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

LIBERTY ALL-STAR® GROWTH FUND

NOTES

December 31, 2009

LIBERTY ALL-STAR® GROWTH FUND

NOTES

December 31, 2009

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1100	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com	DIRECTORS
John A. Benning*
INDEPENDENT REGISTERED	Thomas W. Brock*
PUBLIC ACCOUNTING FIRM	Edmund J. Burke
Deloitte & Touche LLP	George R. Gaspari*
555 Seventeenth Street, Suite 3600	Richard W. Lowry*, Chairman
Denver, Colorado 80202	Dr. John J. Neuhauser*
Richard C. Rantzow*
CUSTODIAN
State Street Bank & Trust Company	OFFICERS
One Lincoln Street	William R. Parmentier, Jr., President
Boston, Massachusetts 02111	Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
INVESTOR ASSISTANCE,	Jeremy O. May, Treasurer
TRANSFER & DIVIDEND	Kimberly R. Storms, Assistant Treasurer
DISBURSING AGENT & REGISTRAR	Stephanie Barres, Secretary
Computershare Trust Company, N.A.	Melanie H. Zimdars, Chief Compliance Officer
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

*Member of Audit Committee

Annual Certifications — As required, on May 18, 2009, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission (“SEC”) on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund’s proxy voting policies and procedures is available (i) on the SEC’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000313 09302010

ALPS Advisors, Inc.

Investment Advisor

1290 Broadway, Suite 1100

Denver, CO 80203

303-623-2577

www.all-starfunds.com

Item 2.  Code of Ethics.

(a)  The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)  The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above.  There have been no revisions to the code since that date.

(c)  During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3.  Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of six of the registrant’s independent directors who are not affiliated with the registrant’s investment advisor. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.    The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.    During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.    The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.    The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2009 are approximately $24,000 and $24,000, respectively.

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2009 are approximately $403 and $200, respectively.

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2009 are approximately $3,460 and $3,460, respectively.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2009 are $0 and $0, respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2008 and December 31, 2009, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by or under common control with such investment advisor that provides ongoing services to the registrant (“Advisor Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2008 and December 31, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $195,960 in 2008 and $176,460 in 2009.  These fees consisted of non-audit fees billed to  (i) the Registrant of $3,460 in 2008 and $3,460 in 2009 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, $192,500 in 2008 and $173,000 in 2009.  The non-audit fees billed to AFS related to SAS 70 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2009, John A. Benning, Thomas W. Brock, George R. Gaspari Richard W. Lowry, John J. Neuhauser, and Richard C. Rantzow are each an independent director and collectively constitute the entire Audit Committee.

Item 6.  Schedule.

The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund.  In deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor.  These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

M.A. Weatherbie & Co., Inc. (“M.A. Weatherbie”)

MANAGEMENT. Matthew A. Weatherbie, CFA is the person responsible for managing the portion of the Fund allocated to M.A. Weatherbie.  Mr. Weatherbie is the Chief Investment Officer, President and Portfolio Manager of M.A. Weatherbie, which he founded in December 1995.  Mr. Weatherbie’s prior experience as a portfolio manager was at Putnam Investments from 1983-1995 where he managed the Putnam Voyager Fund.  Between 1973 and 1983, he was a securities analyst and then a portfolio manager of MFS (Massachusetts Financial Services) Emerging Growth Trust. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Matthew A. Weatherbie as of December 31, 2009:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed For which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Matthew A.Weatherbie
Registered Investment Companies	1	$41.1	0	N/A
Other pooled investment vehicles	2	$82.6	2	$82.6
Other accounts	31	$847.1	0	$847.1

COMPENSATION STRUCTURE.  As the controlling owner of M.A. Weatherbie, Matthew A. Weatherbie’s compensation is directly related to the overall profitability of M.A. Weatherbie.  Mr. Weatherbie receives a fixed base salary, profit sharing (pre-tax/deferred compensation) and earnings from the company, if any, at year end under the rules of Sub-Chapter S of the Internal Revenue Code. All compensation is pre-tax. There is no difference between the method used to determine compensation with respect to the Fund and the other accounts managed by Mr. Weatherbie, except that a performance allocation may be payable by the other pooled investment vehicles managed by M.A. Weatherbie.

OWNERSHIP BY PORTFOLIO MANAGER.  Mr. Weatherbie does not own any shares of the Fund.

CONFLICTS OF INTEREST:

Mazama Capital Management, Inc.

MANAGEMENT.  Mazama’s Investment Team consists of three Portfolio Managers, five Sector Portfolio Managers and two Research Analysts, each of whom conducts research and plays an active role in portfolio decision making for the Fund(s).  The Portfolio Managers oversee investment decision making across all industry groups and sectors, while each Sector Portfolio Manager is responsible for one or more of the five primary sectors in the portfolio (Technology, Financial Services, Consumer Discretionary, Healthcare and Producer Durables).  The additional Research Analysts support the primary Portfolio Managers and Sector Portfolio Managers in identifying investments for the Fund(s).  Each member of the Investment Team utilizes the firm’s proprietary Price Performance Model (“PPM”) to evaluate investments as part of the day-to-day management of the Fund(s).

The following are three of the members of the Investment Team with primary responsibility for the management of the Fund(s).

Ronald A. Sauer

CEO, Chief Investment Officer, Senior Portfolio Manager

Mr. Sauer is the founder of Mazama Capital Management, Inc. and has been its Chief Executive Officer and Senior Portfolio Manager since the founding of the firm in 1997.  Prior to founding the firm, he was the President and Director of Research for Black and Company, Inc., which he joined in 1983.  Mr. Sauer has overall responsibility for the management of the Investment Team, oversees the portfolio construction process, conducts research and participates in the security selection process for the Fund(s).

Gretchen Novak, CFA, Portfolio Manager

Ms. Novak joined Mazama Capital Management, Inc. in October 1999.  Prior to joining the firm, she was an Equity Analyst with Cramer Rosenthal McGlynn, LLC in New York.  In October 2003 Ms. Novak was promoted to Associate Portfolio Manager becoming Portfolio Manager in July 2003.  Ms. Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Fund(s). She also serves as Portfolio Manager, supporting Mr. Sauer in the overall management of the Fund(s).

Joel Rubenstein, Portfolio Manager

Mr. Rubenstein serves as a Portfolio Manager, supporting the overall management of the Fund(s).  He has worked as an equity research analyst for Mazama since joining the firm in October 2003.  Prior to joining Mazama, he was employed by Banc of America Securities for two years as a senior equity research associate in the technology group. He also spent three years as a senior research analyst at Analysis Group, a leading provider of economic and business strategy consulting services. In January 2007 Mr. Rubenstein was promoted to Senior Research Analyst becoming Associate Portfolio Manager in June 2007.  Mr. Rubenstein earned a MBA in finance and a Bachelor of Arts degree in Economics from UCLA.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Ronald Sauer, Gretchen Novak and Joel Rubenstein as of December 31, 2009:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Ronald A. Sauer
Registered Investment Companies	2	62	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	24	963	1	79

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Gretchen Novak
Registered Investment Companies	2	62	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	24	963	1	79

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Joel Rubenstein
Registered Investment Companies	2	62	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	24	963	1	79

COMPENSATION STRUCTURE.  Mazama’s compensation structure is designed to attract and retain highly skilled investment professionals.  The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

The incentive compensation structure keeps each member of the team focused on the performance of each strategy versus its respective benchmark.  Each Portfolio Manager and Research Analyst receives a base salary and performance based incentive compensation.  Performance based incentive compensation includes: i) a percentage of fees received by Mazama for all accounts under management, providing each team member with significant upside participation; and ii) an annual bonus representing between 5% and 20% of total compensation for any calendar year in which the performance of the related composite exceeds the benchmark return by 250 basis points or more, net of management fees.  The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation.  Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns.   Excess returns are measured as the difference between our composite returns versus those of the relevant benchmark.

Each portfolio manager and analyst is also a stakeholder in Mazama.  The firm is 92% employee owned, 77% of which is directly or indirectly owned by the investment team.  Mazama provides ongoing equity incentives to its portfolio managers, analysts and other employees in order to attract and retain highly talented professionals throughout the firm.

OWNERSHIP BY PORTFOLIO MANAGERS.   None.

MATERIAL CONFILCTS OF INTEREST:  As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Fund(s) is based on a percentage of assets under management rather than a share of the gains.  As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama’s revenues and profitability.  Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. One account pays a fee based on a percentage of assets that can increase and decrease based on performance against a benchmark index, this account is managed consistently with their stated investment strategy.  Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest.  Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund(s) or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services.  Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Fund(s) or another client account, the Fund(s) may not be able to take full advantage of that opportunity.  To mitigate this conflict of interest, Mazama aggregates orders for the Fund(s) with orders from each of its other client accounts participating in the same strategy and allocates these trades on a pro-rata basis in order to ensure that clients are treated fairly and equitably over time and consistent with Mazama’s fiduciary obligations to each of its clients.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

TCW Investment Management Company (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Brendt Stallings and Husam Nazer.  R. Brendt Stallings, CFA,  Managing Director, US Equities — Mr. Stallings is the Senior Portfolio Manager of TCW’s Growth Equities and Mid-Cap Growth strategies. Mr. Stallings has been a member of the TCW Small and Mid-Cap Growth Equities team since 1998. On the team, his analytic responsibilities have included many of the group’s investments in the business services, retail, financial services, and technology industries. Mr. Stallings came to TCW in 1996, joining the US Equity Research Department as an Analyst. Prior to TCW, he was an Equity Analyst with Chancellor LGT Asset Management (GT Global) from 1995 to 1996 and a Business Analyst in Andersen Consulting’s Strategic Services Division from 1990 to 1993. He is a Director of the Roosevelt Memorial Park Association. Mr. Stallings holds a BA in Decision Analysis and Political Science from Stanford University (1990) and an MBA from the Amos Tuck School at Dartmouth College (1995). He is a CFA charterholder.

Husam H. Nazer, Managing Director, US Equities — Mr. Nazer is the Senior Portfolio Manager of the Small Cap Growth and SMID Cap Growth strategies as well as Co-Portfolio Manager of the Mid-Cap Growth strategy. Mr. Nazer has been a member of the Small and Mid-Cap Growth Equities team since 2000. He joined TCW’s US Equity Research Department in 1995 where he made substantial contributions analyzing the health care, retail, and technology industries. Mr. Nazer graduated with a BS in Biomedical Engineering from Boston University in 1994 and earned an MBA at the University of Southern California in 1997.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Stallings and Nazer, as of December 31, 2009:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
R. Brendt Stallings
Registered Investment Companies	3	$167.0	0	0
Other pooled investment vehicles	7	$89.0	2	$41.7
Other Accounts	14	$758.7	1	$407.9

Husan Nazer
Registered Investment Companies	2	$377.6	0	0
Other pooled investment vehicles	2	$93.2	1	$12.1
Other accounts	12	$903.4	1	$407.9

Portfolio Managers Compensation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent,

Société Générale (“equity incentives”).  Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary.   Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.    Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel.  Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products.  In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategy offered in the Fund, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof.  The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus.  Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Certain accounts of TCW (but not the Fund) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees.  For investment strategies investing in marketable securities such as those employed in the Fund, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Fund or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds).  In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums.   In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives.    All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole.  Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW.  Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met.  Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles.      Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended December 31, 2009, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.  Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 5, 2010

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	March 5, 2010